                                                Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-34648

PROSPECTUS SUPPLEMENT DATED JUNE 20, 2001

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        1,716,072 Shares of Common Stock

                              ____________________


     This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.


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     The table captioned "Selling Stockholders" commencing on page 4 of the
Prospectus is hereby amended to reflect the following additions and changes.

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                                                                                                    SHARES TO BE
                                                                                                   OFFERED FOR THE
                      SELLING STOCKHOLDERS                                                       SELLING STOCKHOLDER
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
BMO Nesbitt Burns ITD Iman Abdo, Account No. 536-02469-11                                                    447
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BMO Nesbitt Burns ITD Iman Abdo, Account No. 536-02469-12                                                     50
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Gundyco ITF Scott Morrison Account No. 5526317119                                                            336
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InvestorCo ITF Julien Olliver Account No. 7L2728S                                                             75
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InvestorCo ITF Jason Chen Account No. 7L2741S                                                                209
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